LEASES - Maturities of operating lease liabilities (Details)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
LEASES
Due within one year	¥ 6,278,361	$ 910,277	¥ 4,511,953
Due in the second year	5,172,713	749,973	1,780,332
Due in the third year	2,502,839	362,878	882,132
Total lease payments	13,953,913	2,023,128	7,174,417
Less: imputed interest	(755,177)	(109,491)	(300,337)
Total	¥ 13,198,736	$ 1,913,637	¥ 6,874,080